UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

October 27, 2005

(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3760 River Run Drive Birmingham, Alabama	35243
(Address of principal executive offices)	(Zip Code)

(205) 970-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 27, 2005, PricewaterhouseCoopers LLP (“PwC”) notified the Chairman of the Audit Committee of the Board of Directors of Vesta Insurance Group, Inc. (the “Company”) that it would decline to stand for re-election as the Company’s independent registered public accounting firm after the completion of the following: (i) procedures regarding the financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the Form 10-K in which such financial statements will be included and (ii) procedures regarding the unaudited interim financial statements of the Company as of September 30, 2004 and for the quarter and nine-month periods then ended and the Form 10-Q in which such unaudited interim financial statements will be included. PwC has advised the Company that its reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 and for all prior periods have been withdrawn, and the Company disclosed that its previously issued financial statements may not be reliable pursuant to an Item 4.02 Form 8-K filed with the United States Securities and Exchange Commission on November 19, 2004. The Audit Committee did not recommend or approve PwC’s decision to decline to stand for re-election.

For the period from January 1, 2002 through October 27, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its report on the Company’s consolidated financial statements for such years, and other than the material weaknesses noted below, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

As previously disclosed, the Company has identified material weaknesses in the effectiveness of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As of December 31, 2004, management identified the following material weaknesses in the Company’s internal control over financial reporting:

1. As of December 31, 2004, the Company did not maintain an effective control environment. Specifically, the organizational structure was not adequate to support the size, complexity and operating activities of the Company. Further, the company did not maintain effective anti-fraud programs and controls. Specifically, the Company did not have a consistent process for conducting background checks of newly hired employees which resulted in an alleged fraud having been perpetrated by a member of senior management discussed in 3 below. Deficiencies in the Company’s control environment contributed to the material weaknesses in 2, and 4 through 9 described below, and also resulted in the restatement of the Company’s financial statements for the periods described in 4, 7 and 8 below. Additionally, this control deficiency could result in a misstatement of accounts and disclosures that would result in a material misstatement to the interim or annual consolidated financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

2. The Company did not maintain a sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training to support the size and complexity of the Company’s current organizational structure and financial reporting requirements. As of December 31, 2004, certain accounting and finance positions were staffed with individuals who did not have the appropriate skills, training, and experience to meet their responsibilities. This control deficiency contributed to the material weaknesses described in 4 through 9 below. Additionally, this control deficiency could result in a misstatement of accounts and disclosures that would result in a material misstatement to the interim or annual consolidated financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

3. We did not maintain effective controls over vendor setup in our accounts payable system. Specifically, we did not maintain a process to independently verify the validity of vendors prior to set up for payment in our accounts payable system. This control deficiency contributed to alleged frauds that were material to the financial statements being perpetrated by the Vice President-Chief Information Officer of Vesta Fire Insurance Corporation and an individual within the claims department. Additionally, this control deficiency could result in a misstatement of significant accounts and disclosures, including accounts payable and the related operating expenses that would result in a material misstatement to the 2004 interim or annual consolidated financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

4. We did not maintain effective controls over the completeness and accuracy of our financial reporting and close processes relating to financial statement consolidations, inter-company eliminations and reconciliations of subledger to general ledger balances. In addition, we did not have effective review and monitoring over such processes and documentation supporting these activities was minimal. This control deficiency resulted in the restatement of the Company’s consolidated financial statements for 2003 and 2002, for each of the quarters for the year ended December 31, 2003 and for the first and second quarter for 2004 as well as audit adjustments to the third and fourth quarter 2004 financial statements. Additionally, this control deficiency could result in a misstatement of inter-company balances and improper recording of income that would result in a material misstatement to annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

5. We did not maintain effective controls over our periodic evaluation of the carrying amount of goodwill. Specifically, we did not maintain effective controls over the review of our periodic evaluation of the carrying amount of goodwill attributed to our homeowners reporting unit. Our review controls failed to identify material errors in certain calculations critical to the overall goodwill impairment evaluation process. Specifically, an error was noted in the calculation of the discounted cash flow projections resulting in a higher fair value. Also an error was discovered in the calculation of our actuarially determined catastrophe losses used in the discounted cash flow projections. The Company has not finalized its goodwill impairment analysis under FAS 142, Goodwill and Other Intangible Assets. Upon completion of this analysis, the Company will evaluate the impact of this control deficiency on the impairment analysis. In addition, the control deficiency could result in a misstatement of the carrying value of goodwill that would result in a material misstatement to annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

6. We did not maintain effective review and monitoring controls over the accuracy of ceded reinsurance balances that are manually input into our general ledger. This control deficiency resulted in an audit adjustment recorded by the Company in the third quarter of 2004. In addition, this control deficiency could result in a misstatement of ceded reinsurance balances that would result in a material misstatement to annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

7. We did not maintain effective controls over the review of our aged ceded reinsurance balances. Specifically, the Company did not have effective controls over the accuracy of the aged ceded reinsurance balances, which resulted in the improper evaluation of certain reinsurance recoverable balances. This control deficiency resulted in the restatement of the Company’s consolidated financial statements for 2003 and 2002, for each of the quarters for the year ended December 31, 2003 and for the first and second quarters for 2004 as well as audit adjustments to the third quarter 2004 financial statements. Additionally, this control deficiency could result in a misstatement of reinsurance recoverable balances that would result in a misstatement to annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

8. We did not maintain effective controls over the accounting for reinsurance contracts at our life insurance subsidiary. Specifically, we did not maintain effective controls over the accounting for certain third party investments held by the Company under a funds held reinsurance agreement. As a result, the Company recorded realized gains and losses in its statements of operations related to the sale of investments that belonged to a third party. This control deficiency resulted in the restatement of the Company’s consolidated financial statements for 2003 and 2002, for each of the quarters for the year ended December 31, 2003 and for the first and second quarters for 2004. Additionally, this control deficiency could result in a misstatement of realized gains or losses and reinsurance recoverable/payable balances that would result in a misstatement to annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

9. We did not maintain effective controls over establishing and monitoring gross insurance reserve amounts related to certain discontinued product lines. Specifically, we did not have procedures in place to facilitate the timely recording of increases to gross reserves resulting from changes in the estimation of life expectancy and other assumptions critical to the calculation of gross reserves on these discontinued

product lines. This control deficiency resulted in an audit adjustment to the third quarter 2004 financial statements. Additionally, this control deficiency could result in a misstatement of gross insurance reserves and reinsurance recoverable balances that would result in a material misstatement to annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

Because of the material weaknesses described above, management has concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control—Integrated Framework issued by the COSO. The Company’s Audit Committee of the Board of Directors has discussed these material weaknesses with PwC. The Company and its Audit Committee have authorized PwC to respond fully to the inquiries of the successor accountant concerning these material weaknesses. Since the procedures by PwC on the financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 have not yet been completed, the disclosure regarding material weaknesses could change upon completion of such procedures.

The Company has determined that it would strengthen its internal control over financial reporting by (i) making personnel and organizational changes, (ii) improving communications and reporting, (iii) improving monitoring controls, and (iv) simplifying and improving financial processes and procedures. Certain measures to strengthen internal control over financial reporting have been completed or are in process of being completed as follows:

Completed:

•	Consolidated certain functions into our corporate office. Moving all companies onto the same general ledger system;

•	Established a requirement that each manager responsible for an account reconciliation certify, on a monthly basis, that such account has been accurately reconciled;

•	Directed its Internal Audit Department to enhance targeted reviews of selected account reconciliations;

•	Established a requirement that the finance director of each operating subsidiary that maintains a general ledger or sub-ledger confirm on a quarterly basis that all balance sheet accounts for which he or she has responsibility have been reconciled accurately and on a timely basis;

•	Enhanced review and sign off procedures for month end journal entries and analyses used in the preparation of financial statements;

•	Implemented a formal process for conducting background checks on all prospective new employees;

•	Implemented and communicated formal reporting systems to enable employees to identify financial or ethical issues on an anonymous basis.

In-Process:

•	Establishing an independent review of adjusting closing consolidation and intercompany elimination entries, exceeding specified amounts, by the Chief Financial Officer and Corporate Controller;

•	Reorganizing the finance function and increasing finance staff and upgrading technical capabilities of individuals within the finance function through the hiring of credentialed accountants (including temporary personnel and consultants) from outside the Company;

•	Developing a consolidation checklist to be used for quarterly and annual consolidations;

•	Establishing a Reserve Committee comprised of claims administration, actuarial services, operations and finance to review insurance and ceded reinsurance reserves;

•	Establishing a process to review the collectibility of all ceded reinsurance balances on a quarterly basis;

•	Establishing a committee to review all reinsurance agreements and contractual obligations to determine the appropriate accounting for such agreements;

•	Establishing controls over new vendor setup including review of Dun and Bradstreet reports and other independent verification as well as designated manager approval;

•	Reviewing accounting policies and procedures and, where appropriate, making modifications.

The Company has provided PwC with a copy of the above disclosures and requested that PwC provide the Company with a letter stating whether or not PwC agrees with the above statements.

As of November 1, 2005, the Company had not yet engaged any new independent accountants to replace PwC.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of November 2, 2005.

VESTA INSURANCE GROUP, INC.

By:	/s/ Donald W. Thornton
Its:	Senior Vice President —
General Counsel and Secretary